Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

Note 12 — Income Taxes

Fibrocell Science, Inc. and Fibrocell Technologies, Inc. file a consolidated U.S. Federal income tax return. During the third quarter of 2006, the Company acquired a 57% interest in Agera (see Note 7 — “Agera Laboratories, Inc.”). Agera files a separate U.S. Federal income tax return. The Company’s foreign subsidiaries, which comprise loss from discontinued operations, file income tax returns in their respective jurisdictions. The geographic source of loss from continuing operations is the United States.

The components of the income tax expense/(benefit) related to continuing operations, are as follows:

	Successor	Successor	Predecessor
	Year ended December 31, 2010	Four months ended December 31, 2009	Eight Months ended August 31, 2009
U.S. Federal:
Current	$—	$—	$—
Deferred	—	—	—
U.S. State:
Current	—	—	—
Deferred	—	—	—

	$—	$—	$—

The reconciliation between income taxes/(benefit) at the U.S. federal statutory rate and the amount recorded in the accompanying consolidated financial statements is as follows:

	Successor	Successor	Predecessor
	Year ended December 31, 2010	Four months ended December 31, 2009	Eight months ended August 31, 2009
Tax expense/(benefit) at U.S. federal statutory rate	$(4,490,789)	$(1,757,838)	$23,058,084
Increase/(decrease) in domestic valuation allowance	5,077,136	2,303,065	(30,209,991)
State income taxes/(benefit) before valuation allowance, net of federal benefit	(789,894)	(357,619)	4,690,990
Deferred tax impact of reorganization	—	(172,395)	2,261,359
Other	203,547	(15,213)	199,558

	$—	$—	$—

The components of the Successor Company’s net deferred tax liabilities at December 31, 2010 and 2009 are as follows:

	December 31, 2010	December 31, 2009
Deferred tax liabilities:
Intangible assets	$2,500,000	$2,500,000

Total deferred tax liabilities	$2,500,000	$2,500,000

Deferred tax assets:
Loss carryforwards	$38,003,210	$32,942,543
Property and equipment	1,460,890	1,559,631
Accrued expenses and other	1,285,007	1,551,822
Stock compensation	930,103	548,078

Total deferred tax assets	41,679,210	36,602,074
Less: valuation allowance	(41,679,210)	(36,602,074)

Total deferred tax assets	$—	$—

Net deferred tax liabilities	$2,500,000	$2,500,000

As of December 31, 2010, the Company had generated U.S. net operating loss carryforwards of approximately $81.6 million which expire from 2026 to 2030 and net loss carryforwards in certain non-US jurisdictions of approximately $24.4 million. The U.S. net operating loss carryforwards were reduced by approximately $74 million as a result of the Company’s emergence from bankruptcy (see Note 6 — “Liabilities Subject to Compromise and Reorganization Items”). The net operating loss carryforwards are available to reduce future taxable income. However, a, change in ownership, as defined by federal income tax regulations, could significantly limit the Company’s ability to utilize its U.S. net operating loss carryforwards. Additionally, because federal tax laws limit the time during which the net operating loss carryforwards may be applied against future taxes, if the Company fails to generate taxable income prior to the expiration dates it may not be able to fully utilize the net operating loss carryforwards to reduce future income taxes. As the Company has had cumulative losses and there is no assurance of future taxable income, valuation allowances have been recorded to fully offset the deferred tax asset at December 31, 2010 and 2009. The valuation allowance increased by $5.1 million during 2010, due to the impact from the current year net loss, and decreased by $27.3 million during 2009, due primarily to the impact from the Company’s reorganization described above and net loss in that period.